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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

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                               CUSTODIAN AGREEMENT

                                      among

                        BAY VIEW ACCEPTANCE CORPORATION,
                                  as Custodian,

                                       and

                     BAY VIEW AUTO RECEIVABLES OWNER TRUST,
                                    as Issuer

                                       and

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee

                            Dated as of June 5, 2003

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      THIS CUSTODIAN AGREEMENT, dated as of June 5, 2003, is made with respect to the issuance of Notes by BAY VIEW AUTO RECEIVABLES OWNER TRUST (the "Issuer"), and is among the Issuer, BAY VIEW ACCEPTANCE CORPORATION, a Nevada corporation ("Bay View Acceptance") as custodian (in such capacity, the "Custodian") and JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan"), as indenture trustee (the "Indenture Trustee").

                                   WITNESSETH:

      WHEREAS, Bay View Acceptance and Bay View Receivables Corporation (the "Depositor") have entered into a Contribution Agreement dated as of the date hereof (the "Contribution Agreement"), pursuant to which Bay View Acceptance has contributed, transferred and assigned to the Depositor all of its right, title and interest in and to the Initial Receivables and related Contributed Assets and will sell, transfer and assign to the Depositor on the applicable Funding Date all of its right, title and interest in and to the related Subsequent Receivables and related Contributed Assets;

      WHEREAS, the Issuer, Bay View Acceptance, as Servicer (the "Servicer"), the Depositor, JPMorgan as Indenture Trustee and Systems & Services Technologies, Inc., as Backup Servicer, have entered into a Sale and Servicing Agreement, dated as of the date hereof (the "Sale and Servicing Agreement"), pursuant to which the Depositor has sold, transferred and assigned to the Issuer all of the Depositor's right, title and interest in and to the Initial Receivables and related Deposited Assets and will transfer and assign to the Issuer on the applicable Funding Date all of the Depositor's right, title and interest in and to the related Subsequent Receivables and related Deposited Assets;

      WHEREAS, in connection with such sales, transfers and assignments, Bay View Acceptance and the Depositor have made certain representations and warranties regarding the Custodian Files, upon which the Indenture Trustee has relied in accepting the Grant of the Trust Estate under the Indenture; and

      WHEREAS, the Servicer desires that the Indenture Trustee appoint the Custodian to hold the Custodian Files as the custodian on behalf of the Indenture Trustee;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      Section 1. Definitions. Terms not defined in this Agreement shall have the respective meanings assigned to them in the Sale and Servicing Agreement or, if not identified therein, in the Indenture, or if not identified therein, in the Contribution Agreement.

      Section 2. Appointment of Custodian; Acknowledgement of Receipt. Subject to the terms and conditions hereof, the Indenture Trustee hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment, as custodian and bailee to act exclusively on behalf of the Indenture Trustee for the benefit of the Noteholders to maintain custody of the Custodian Files relating to the Receivables and other related assets from time to time pledged to

                      Signature Page to Custodian Agreement
the Indenture Trustee as part of the Trust Estate. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that a commercial bank acting in the capacity of a custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for itself or others. The Custodian hereby with respect to the Initial Receivables and related Deposited Assets and with respect to any Subsequent Receivables and the related Deposited Assets as of the applicable Funding Date, acknowledges receipt of the Custodian File for each Receivable listed in the Schedule of Receivables attached as
Schedule I to the Sale and Servicing Agreement and each applicable Assignment, subject to any exceptions noted on the applicable Certification (as defined below), related to the Closing Date or such Funding Date, as applicable. The Custodian acknowledges that it is holding the Custodian Files on behalf of and for the benefit of the Indenture Trustee, and if the Custodian is not Bay View Acceptance, to perfect the absolute assignment and transfer of the Receivables and related parts of the Trust Estate from each of the Contributor and the Depositor and to perfect the grant of a security interest in the Receivables and the related parts of the Trust Estate by the Issuer to the Indenture Trustee. The Custodian shall not assign, transfer, pledge or grant a security interest in any other person or entity to perform or carry out any of its duties, responsibilities or obligations under this Agreement. Any act or instrument purporting to effect any such assignment, transfer, pledge, grant, declaration or appointment shall be void.

      Section 3. Delivery of Custodian Files. Except as specifically noted in an exception report delivered to the Indenture Trustee, the Custodian hereby certifies that it has received as custodian for, and bailee of the Indenture Trustee for the benefit of the Noteholders, the following documents pertaining to each of the Receivables identified in a Schedule of Receivables for the initial transfer and each subsequent transfer, a copy of which Schedule of Receivables shall be provided to the Custodian:

            (a) a fully executed original of the related retail installment contract, and an acknowledgement of the Custodian that it holds such Receivable for the benefit of the Noteholders;

            (b) evidence of either (1) a certificate of insurance, (2) an application form for insurance signed by the Obligor, or (3) a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle;

            (c) the original or electronic equivalent of the Certificate of Title or, with respect to a Certificate of Title filed electronically, a report prepared by a third party service that shows such service maintains perfection related to such Certificate of Title on behalf of the Servicer; or, if the original Certificate of Title has not yet been received, and in the case of each electronic Certificate of Title, an application therefor, or a copy of such Certificate of Title with a copy of the application filed to amend the Certificate of Title to indicate the security interest of the Contributor in the related Financed Vehicle;

            (d) an electronic copy of an original credit application signed by the Obligor;

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            (e) the originals of all written assumption, consolidation, extension, modification or waiver agreements, if any, relating to such Receivable, except for any such item listed above which has been preserved by electronic means;

            (f) any other documents that the Servicer shall keep on file, in accordance with its customary procedures, relating to a Receivable, the related Obligor or the related Financed Vehicle; and

            (g) any additional original loan documents evidencing any assumption, consolidation, extension, modification or waiver of a Receivable approved by the Servicer.

      Section 4. Certification. The Custodian shall deliver on or prior to the Closing Date and each Funding Date to the Indenture Trustee and the Agent a certification (each a "Certification"), in substantially the form annexed hereto as Exhibit A, to the effect that (except as described on the exception report attached thereto) the Custodian has received a Custodian File for each Receivable listed on the related Schedule of Receivables and it has received (i) all documents required to be delivered to it pursuant to Section 3 of this Agreement in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Receivable identified on the Schedule of Receivables, (iii) each of such documents which is required to be signed by the Obligor has been signed in the appropriate spaces, (iv) all necessary blanks in each document have been filled in and each document appears on its face to have been properly prepared,
(v) the Custodian is not holding any original of the related retail installment contract other than the original of such retail installment contract that it is holding as custodian hereunder and to its knowledge, no other such original exists, (vi) neither the related retail installment contract nor any assignment thereof included in the Custodian File contains on its face any stamp or other evidence of any lien or security interest therein, and (vii) based on its examination, the related contract is an executed original counterpart. The Custodian shall attach an exception report to the Certification noting the absence from a Custodian File of a document required to be included therein pursuant to Section 3 of the Custodian Agreement.

      Section 5. Certificates of Title. On or before the Closing Date and each Funding Date, as applicable, the Custodian shall deliver to the Indenture Trustee and the Agent a list of all Receivables with respect to which a Certificate of Title showing Bay View Acceptance as secured party was not included in the related Custodian File as of the Closing Date or such Funding Date, as the case may be.

      Section 6. Obligations of the Custodian. (a) The Custodian shall maintain the items constituting the Custodian Files at its principal office or, subject to the prior written consent of the Majority Holders, at such other office as shall from time to time be identified to the Indenture Trustee and the Agent in writing, and the Custodian will hold the items constituting the Custodian Files in such office on behalf of the Indenture Trustee clearly segregated from any other instruments and files on its records, including other instruments and files held by the Custodian with respect to other trusts established by the Depositor or any of its Affiliates. The Custodian shall segregate and maintain continuous custody of all items constituting the Custodian Files in secure, fire resistant cabinets (with respect to retail installment contracts and

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Certificates of Title only) in accordance with customary standards of a commercial bank acting in the capacity of custodian with respect to similar receivables. The Custodian shall hold the Custodian Files on behalf of the Indenture Trustee for the benefit of the Noteholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Custodian File as will enable the Issuer to comply with the terms and conditions of the Sale and Servicing Agreement, the Indenture and the other Transaction Documents. Each original retail installment sale contract shall be stamped on both the first page and the signature page (if different) in accordance with the instructions from time to time provided by the Agent and the form and content of the stamp shall be acceptable to the Majority Holders. Each Receivable shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar receivables, (ii) indicates that the Receivable is held by the Custodian on behalf of the Indenture Trustee for the benefit of the Noteholders, and (iii) is otherwise necessary, as reasonably determined by the Custodian, to comply with the terms of this Custodian Agreement. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Custodian Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Indenture Trustee, the Agent and the Custodian to verify the accuracy of the Custodian's inventory and recordkeeping. Such inspections shall be conducted at such times, in such manner and by such persons including, without limitation, independent accountants, as the Indenture Trustee for the benefit of the Noteholders and the Agent may request, and the reasonable cost of one such inspections per calendar year shall be borne directly by the Custodian and not by the Issuer. Upon becoming aware, the Custodian shall promptly report to the Indenture Trustee and the Agent any failure on its part to hold the Custodian Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Notwithstanding the above, the Custodian may make microfiche or other electronic copies of the Custodian Files and may maintain such copies of the Custodian Files in lieu of maintaining physical possession of the Custodian Files; provided, however, that such copies shall duplicate the entire contents of each Custodian File and, provided further, that the Custodian shall at all times maintain the related contract and the original Certificate of Title or, if not yet received, evidence that an application therefor has been submitted with the appropriate authority, evidencing the security interest of Bay View Acceptance and the originals of all assumption, consolidation, extension, modification or waiver agreements, if any, relating to such Receivable.

      (b) With respect to the documents constituting each Custodian File that are delivered to the Custodian, the Custodian shall (i) act exclusively as the custodian for, and the bailee of, the Indenture Trustee on behalf of the Noteholders, (ii) hold all documents constituting such Custodian File received by it for the exclusive use and benefit of the Indenture Trustee, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Indenture Trustee or the Majority Holders.

      (c) The Custodian shall assist the Indenture Trustee and the Owner Trustee, on behalf of the Issuer, generally in the preparation of any routine reports to Noteholders or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Custodian Files.

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      (d) The Custodian shall, in general, attend to all non-discretionary details in connection with maintaining custody of the Custodian Files on behalf of the Indenture Trustee for the benefit of the Noteholders.

      (e) In the event that (i) the Indenture Trustee or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian File or a document included within a Custodian File or (ii) a third party shall institute any court proceeding by which any Custodian File or a document included within a Custodian File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement and the Agent copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Custodian Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodian File or a document included within such Custodian File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement and the other Transaction Documents. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Issuer.

      Section 7. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Custodian Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee or the Agent. Such instructions may be general or specific in terms. A copy of any such instructions shall be furnished by the Indenture Trustee or the Agent to each other, to the Servicer and the Issuer.

      Section 8. Release of Custodian Files. (a) If the Custodian and the Servicer are Affiliates, the Custodian may release any Custodian Files to the Servicer in order for the Servicer to accomplish its duties under Article VI of the Sale and Servicing Agreement. The Custodian shall indicate in its records each such release and, if applicable, each return of a Custodian File to the Custodian by the Servicer.

      (b) If the Custodian is not the Servicer or an Affiliate thereof from time to time and as appropriate for the foreclosure or servicing of any of the Receivables, the Custodian is hereby authorized, upon receipt of a written request of the Servicer acknowledged by the Indenture Trustee in substantially the form annexed as Exhibit B hereto (a "Request for Release and Receipt of Documents"), to release to the Servicer by the close of business on the second Business Day following such request, the related Custodian File or the documents from a Custodian File set forth in such request and receipt.

      (c) All documents released to the Servicer pursuant to this Section 8 shall be held by the Servicer in trust for the benefit of the Indenture Trustee in accordance with the Sale and Servicing Agreement. The Servicer shall return to the Custodian each and every document previously requested from the Custodian when the Servicer's need therefore in connection with such foreclosure or servicing no longer exists, unless the Receivable shall be liquidated, in which case, upon receipt of a certification to this effect from the Servicer to the Custodian

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acknowledged by the Indenture Trustee in substantially the form annexed as
Exhibit B, the Servicer's prior receipt shall be returned by the Custodian to the Servicer.

      Section 9. Release Upon Redelivery or Payment. If the Custodian is not the Servicer or an Affiliate thereof, upon the redelivery of any Receivable pursuant to the Sale and Servicing Agreement or the payment in full of any Receivable, which shall be evidenced by the delivery to the Custodian of a Request for Release and Receipt of Documents in the form of Exhibit B executed by the Servicer and acknowledged by the Indenture Trustee, the Custodian shall promptly release the associated Custodian File to the Servicer.

      Section 10. Examination of Custodian Files. Upon reasonable prior written notice to the Custodian (but no less than one Business Day), the Indenture Trustee and the Agent and their respective authorized representatives will be permitted to examine the Custodian Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Receivables and the other assets included in the Trust Estate during the Custodian's normal business hours.

      Section 11. Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by commercial banks that act as custodian in similar transactions.

      Section 12. Periodic Statements. Each month, the Custodian by electronic transfer shall provide to the Indenture Trustee a list of all Receivables for which the Custodian holds a Custodian File pursuant to this Agreement. Such list shall include the loan number and name of the related Obligor and may be in the form of a copy of the Schedule of Receivables with manual deletions to denote any Receivables redelivered since the date of this Agreement.

      Section 13. Copies of Documents. If the Custodian is not the Servicer, within ten Business Days after the written request and at the expense of the Servicer, the Custodian shall provide the Indenture Trustee with copies of all documents in each Custodian File held by the Custodian hereunder.

      Section 14. Custodian Fee. For its services under this Agreement, the Custodian shall be entitled to reasonable compensation to be paid by the Servicer.

      Section 15. Indemnification by the Custodian. The Custodian agrees to indemnify the Depositor, the Issuer, the Owner Trustee (as such and in its individual capacity), the Indenture Trustee, the Backup Servicer, the Agent and the Noteholders for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on, incurred or asserted against the Depositor, the Issuer, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the Backup Servicer, the Agent and the Noteholders and their respective officers, directors, employees, agents, attorneys and successors and assigns as the result of any act or

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omission which relates to the maintenance and custody by the Custodian of the
Custodian Files; provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses due to the willful misfeasance, bad faith or gross negligence of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Agent or the Noteholders or the officers, directors, employees and agents thereof. In no event shall the Custodian be liable to any third party for acts or omissions of the Custodian.

      Section 16. Advice of Counsel. The Custodian and the Indenture Trustee further agree that the Custodian shall be entitled to rely in good faith and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken in good faith pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

      Section 17. Effective Period, Termination, and Amendment; Interpretive and Additional Provisions. (a) This Custodian Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided. This Custodian Agreement may be amended at any time by mutual written agreement of the Majority Holders, the Indenture Trustee, the Issuer and the Custodian and may be terminated by the Custodian by giving written notice to the other parties hereto, such termination to take effect no sooner than thirty (30) days after the date of such notice; provided, however, that the Majority Holders may terminate this Custodian Agreement at any time in their sole discretion, and any termination by the Majority Holders shall take effect immediately. So long as Bay View Acceptance is serving as Custodian, any termination of Bay View Acceptance as Servicer under the Sale and Servicing Agreement shall automatically terminate Bay View Acceptance as Custodian under this Agreement. Promptly (but in any event within two (2) Business Days) after receipt of notice of termination of this Custodian Agreement, the Custodian shall deliver the Custodian Files to the Indenture Trustee on behalf of the Noteholders at the Custodian's expense, or, to the extent such expenses are not paid for by the Custodian, such expenses shall be reimbursed to the Indenture Trustee pursuant to Section 5.03(a)(second) of the Indenture, at such place or places as the Indenture Trustee may designate in writing to the Custodian, and the Indenture Trustee or its agent, as the case may be, shall act as custodian for such Custodian Files on behalf of the Noteholders until such time as a successor custodian, approved by the Majority Holders pursuant to paragraph (b) below has been appointed. If, within two (2) Business Days after the termination of this Custodian Agreement, the Custodian has not delivered the Custodian Files in accordance with the preceding sentence, the Indenture Trustee or its agent may enter the premises of the Custodian and remove the Custodian Files from such premises at the Custodian's expense, or, to the extent not paid for by the Custodian, such expenses shall be reimbursed to the Indenture Trustee pursuant to Section 5.03(a)(second) of the Indenture. The Indenture Trustee shall have no responsibility or duty with respect to any Custodian Files while not in its physical possession, it being understood and agreed that possession by the Indenture Trustee of any Custodian File shall not be imputed to the Indenture Trustee at any time such Custodian File is in transit to or from the Indenture Trustee. In addition, the Indenture Trustee shall have no responsibility or duty with respect to any Custodian File within its possession except to exercise the same standard of care to which it affords similar property held for its own account. The Indenture Trustee is not required to verify that it has received all of the Custodian Files held by

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the Custodian. The indemnities provided to the Indenture Trustee under the Sale and Servicing Agreement and in the Indenture shall apply to the Indenture Trustee's care, handing and storage of the Custodian Files. In connection with the administration of this Agreement, the parties may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

      (b) Following any termination or resignation of the Custodian, so long as Bay View Acceptance is the Servicer, the Indenture Trustee and the Servicer may, or, if Bay View Acceptance is no longer the Servicer, the Indenture Trustee may, select and appoint a successor custodian with the consent of the Majority Holders. If no successor Custodian shall have been appointed within thirty (30) days of such resignation or termination, the Indenture Trustee may petition any court of competent jurisdiction for a successor custodian. All fees and reasonable out-of-pocket costs and expenses incurred by the successor custodian shall be reimbursed to such successor custodian pursuant to Section 5.03(a)(fifth) of the Indenture.

      Section 18. Governing Law. This Custodian Agreement shall be governed by and construed in accordance with the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations law, but otherwise without regard to the conflicts of laws principles thereof.

      Section 19. Notices. All demands, notices and communications hereunder shall be in writing, delivered or mailed, and shall be deemed to have been duly given upon receipt (a) in the case of the Custodian, at the following address:
1840 Gateway Blvd., San Mateo, California 94404, Attention: General Counsel, (b) in the case of the Indenture Trustee, at the following address: 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: ITS Structured Finance,
(c) in the case of the Issuer, at the following address: Bay View Auto Receivables Owner Trust c/o Wilmington Trust Company, Rodney Square North, 1100 Market Street, Wilmington, Delaware 19890-0001 Attention: Corporate Trust Administration and (d) in the case of any other Person, at the address specified for such Person in the Indenture.

      Section 20. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Concurrently with the appointment of a successor Indenture Trustee under the Indenture, the parties hereto shall amend this Custodian Agreement to make said successor Indenture Trustee, the successor to the Indenture Trustee hereunder.

      Section 21. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original and together shall constitute and be one and the same instrument.

      Section 22. Headings. The Section headings are not part of this Agreement and shall not be used in its interpretation.

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      Section 23. Nonpetition. Notwithstanding any prior termination of this
Agreement, the Custodian shall not, prior to the date which is one year and one day after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer, the Depositor or any Noteholder to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer, the Depositor or any Noteholder under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer, the Depositor or any Noteholder or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer, the Depositor or any Noteholder.

      Section 24. Assignment. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties hereto, except as otherwise expressly set forth in this Agreement.

      Section 25. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer under the Issuer Trust Agreement, and in no event shall Wilmington Trust Company or the Owner Trustee have any liability in respect of the obligations of the Issuer hereunder or under any other Transaction Document, as to all of which recourse shall be had solely to the assets of the Issuer, and for all purposes of this Agreement and each other Transaction Document the Owner Trustee and Wilmington Trust Company shall be entitled to the benefits of the Issuer Trust Agreement.

      Section 26. Integration. (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

      (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by the Custodian and (ii) the indemnification and payment provisions of Section 15 shall be continuing and shall survive any termination of this Agreement.

      Section 27. Severability of Provisions. If one or more of the provisions of this Agreement shall be held invalid for any reason, such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of such remaining provisions. To the extent permitted by law, the parties hereto hereby waive any law which renders any provision of this Agreement prohibited or unenforceable.

      Section 28. Rights Cumulative. All rights and remedies under this Agreement are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting

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upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy.
Every right and remedy may be exercised from time to time and as often as deemed expedient.

      Section 29. CONSENT TO JURISDICTION. (a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE RELATED DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

      (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

      (c) Each of the Issuer and the Custodian agrees that until such time as the Notes have been paid in full each of the Issuer and the Custodian shall have appointed an agent registered with the Secretary of State of the State of New York, with an office in the County of New York in the State of New York, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Issuer and the Custodian agrees that service of such process upon such Person shall constitute personal service of such process upon it.

      Section 30. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

      Section 31. Third Party Beneficiary. This Agreement shall inure to the benefit of the Agent and the Noteholders and their respective successors and assigns. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which expressly confer rights upon the Issuer, the Noteholders, the Agent or the Indenture Trustee shall be for the benefit of and run directly to the Noteholders and the Agent, and the Noteholders and the Agent shall be entitled to rely on and enforce such covenants to the same extent as if it were a party hereto.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Custodian Agreement to be executed in its name and on its behalf by a duly authorized officer on the day and year first above written.

                                      JPMORGAN CHASE BANK, as Indenture Trustee

                                      By: /s/ Patricia M.F. Russo
                                          -----------------------------
                                          Name: Patricia M.F. Russo
                                          Title: Vice President

                      Signature Page to Custodian Agreement

                                      BAY VIEW ACCEPTANCE CORPORATION,
                                        as Custodian

                                      By: /s/ John K. Okubo
                                          -----------------------------
                                          Name: John K. Okubo
                                          Title: Chief Financial Officer

                    Signature Page to Custodian Agreement

                             BAY VIEW AUTO RECEIVABLES OWNER TRUST, as
                               Issuer

                             By: WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee

                             By: /s/ Kathleen A. Pedelini
                                 ------------------------
                                 Name: Kathleen A. Pedelini
                                 Title: Financial Services Officer

                      Signature Page to Custodian Agreement